SECURITIES AND EXCHANGE COMMISSION

                                                        Washington, D.C. 20549


                                                               FORM 8-K



                                                           CURRENT REPORT

                                               Pursuant to Section 13 or 15(d)
                                    of the Securities and Exchange Act of 1934

                          Date of Report (Date of earliest event reported) :
                                                          January 6, 1995


                                                    SHARED TECHNOLOGIES INC. .


                                              DELAWARE 0-17366 87-0424558 .
                              (State of other (Commission (I.R.S. Employer
                jurisdiction of incorporation) File Number Identification No.)

100 Great Meadow Road, Suite 104
       Wethersfield, CT                               06109    .
(Address of principal executive offices)           (Zip Code)
Registrant's telephone number, including area code (203) 258-2400



Total number of sequentially numbered paged in this filing, including exhibits hereto: 9



Item 2.  Acquisition or Disposition of Assets.

     In October 1993, the Company commenced management of and subsequently acquired certain assets and assumed certain liabilities of Road and Show East, Inc. (East), a short-term portable cellular telephone service provider. The purchase price was $750,245, of which $209,245 was paid in cash by STI. The
Company recorded a liability due to its parent for the cash payment and the balance of $541,000, resulting from the obligation of STI to issue 108,200 ($5.00 per share) shares of its common stock to the seller. In December 1993, the Company completed the acquisition of certain assets and assumed certain liabilities of Road and Show South, Ltd. (South) and Road and Show Pennsylvania, Inc. (Pennsylvania), a short-term portable cellular telephone service providers. The purchase prices for South and Pennsylvania were $1,261,611 and $57,000, respectively, of which $46,111 and $7,000, respectively, were paid in cash by STI. The Company recorded an aggregate liability of $1,265,000 due to its parent, which represented the balance of the purchase prices resulting from the obligations of STI to issue an aggregate of 234,736 shares (at $5.00 and $3.64 per share, respectively) of its common stock.

Item 7. Financial Statements and Exhibits.
(a) Financial  statements of business acquired.  (i) Audited combined balance sheet of Road and Show South, Ltd. and Affiliates as of November 30, 1993 and the related audited combined statements of operations, combined statements of Partners' Capital and combined statements of cash flows for the period from inception (March 15, 1992) thru December 31, 1992 and the eleven months ended November 30, 1993. (ii) Audited statement of net assets acquired from Road and Show Cellular East, Inc. as of October 1, 1993 and the related statements of revenues and direct expenses of Road and Show Cellular East, Inc. for the year ended December 31, 1992 and the nine months ended September 30, 1993 pursuant to a letter from Mr. Robert Bayless of the Securities and Exchange Commission dated October 11, 1994. (b) Pro forma financial information. Unaudited Pro Forma Financial Information for Shared Technologies Cellular, Inc. and Subsidiaries filed as part of this report Page Unaudited Pro Forma Condensed Combined 6 Statements of Operations for December 31, 1992 Unaudited Pro Forma Condensed Combined 7 Statement of Operations for September 30, 1993 (c) Exhibits Exhibit No. Description 10.1 Asset Purchase Agreement by and between Road and Show Cellular East Inc. and Shared Technologies Cellular, Inc. Incorporated by reference from Exhibit 10.8 of the Company's form 10-K/A Amendment No. 1 for December 31, 1993. 10.2 Asset Purchase Agreement by and between Road and Show South, Ltd. acting by Road and Show South, Inc. and Shared Technologies Cellular, Inc. Incorporated by reference from Exhibit 10.9 of the Company's form 10-K/A Amendment No. 1 for December 31, 1993. 10.3 Letter from Mr. Robert A. Bayless, Chief Accountant of the Securities and Exchange Commission dated October 11, 1994 granting a waiver for the furnishing of complete audited financial statements of Road and Show Cellular East, Inc.
SHARED TECHNOLOGIES
CELLULAR, INC. AND SUBSIDIARIES NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS The accompanying unaudited pro forma condensed combined statements of operations reflect the results of operations of Shared Technologies Cellular, Inc. and Subsidiaries, Road and Show South, Ltd. and Road and Show Cellular East, Inc., for the year ended December 31, 1992 and the nine months ended September 30, 1993, respectively. The pro forma statements of operations give effect to the assumption that the purchase acquisition was consummated at the beginning of the respective periods and to the additional assumptions and adjustments set forth below: (A) Road and Show South, Ltd. commenced operations in March 1992. (B) Eliminates revenues associated with the sale of Road and Show licenses. (C) Eliminates cost of revenues associated with the sale of Road and Show licenses of $80,000 eliminates the amortization of license fee associated with Road and Show licenses of $17,500 and records amortization of goodwill of $94,323. (D) Eliminates the amortization of license fees associated with Road and Show licenses of $22,806 and records amortization of goodwill of $70,742.(D) Eliminates the amortization of license fees associated with Road and Show licenses of $22,806 and records amortization of goodwill of $70,742.

                                Shared Technologies Inc. and Subsidiaries
                Unaudited Pro Forma Condensed Combined Statements of Operations

            Years Ended December 31, 1992
       Shared      Road and Show   Road and Show     Pro Forma         Pro-Forma
       Technologies South          Cellular East,    Adjustments       Combined
       Inc.         Ltd.       A   Inc.
      ----------- --------------- ---------------   -------------  -------------
Revenues
      $24,076,964  $1,566,370      $3,497,866       ($630,000) B    $28,511,200
Cost of Revenues
      14,822,220    1,038,721       1,577,968                        17,438,909
      ----------- -------------- ---------------- -------------- --------------
Gross margin
       9,254,744      527,64        1,919,898        (630,000)       11,072,291
Selling, general
and administrative
expenses
       9,959,366   1,863,040        1,544,727          (3,177) C     13,363,956
       ---------   ---------       -----------          --------     ----------
Operating income(loss)
        (704,622) (1,335,391)         375,171          (626,823)    (2,291,665)
Interest income (expense) net
        (327,406)     32,591          (51,189)                        (346,004)
        ----------- --------      -------------      ------------ -------------
Extraordinary gain (loss)
       3,756,327                                                      3,756,327
Net income (loss)
       2,724,299  (1,302,800)         323,982          (626,823)      1,118,658
Preferred stock dividends
        (334,478)                                                     (334,478)
Net income (loss)applicable to common stock
      $2,389,821 ($1,302,800)        $323,982         ($626,823)       $784,180
      =========== =============     ===========      ============    ==========
Loss per common share
      $0.59                                                               $0.25
Weighted average common shares outstanding
     4,062,710                                                        4,391,910

                                 Shared Technologies Inc. and Subsidiaries
                Unaudited Pro Forma Condensed Combined Statements of Operations

            Nine Months Ended September 30, 1993
Shared            Road and Show    Road and Show
Technologies      South            Cellular East,    Pro Forma         Pro-Forma
Inc.              Ltd.             Inc.              Adjustments       Combined
----------------- ---------------  ----------------- --------------- -----------
Revenues
$18,554,017       $1,703,089        $1,311,85                       $21,568,961
Cost of Revenues
 10,642,918          879,059          801,909                        12,323,886
----------------- -----------      ----------        -------------- -----------
Gross margin
  7,911,099          824,030          509,946                         9,245,075
Selling, general and administrative expenses
  6,967,362        1,307,377          661,390           47,936 D      8,984,065
----------------- --------------    ----------        ------------    ---------
Operating income(loss)
    943,737        (483,347)         (151,444)         (47,936)         261,010
Interest income (expense) net
   (146,463)          9,420           (22,185)                         (159,228)
---------------   ---------------   -------------    --------------   ---------
Extraordinary gain (loss)
Net income (loss)
    797,274        (473,927)         (173,629)         (47,936)         101,782
Preferred stock dividends
   (265,614)                                                           (265,614)
Net income (loss)applicable to common stock
   $531,660        ($473,927)        ($173,629)        ($47,936)      ($163,832)
=============== ================= ================= ================= ==========
Loss per common share
      $0.10                                                               $0.02
Weighted average common shares outstanding
5,116,564                                                             5,445,764


                                                             SIGNATURES


 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. SHARED TECHNOLOGIES INC. Date: January 19, 1995 By: /s/ Vincent DiVincenzo Vincent DiVincenzo Senior Vice President-Finance and Administration, Treasurer, Chief Financial Officer

EXHIBIT 10.3 UNITED STATED SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 Division of Corporation Finance October 11, 1994 3-13 Mr. Stuart E. Bender Weber, Lipshie & Co. 101 Eisenhower Parkway Roseland, N.J. 10068 Re:
Technologies  Cellular,  Inc.  Anticipated  Registration  on Form  S-B  Dear Mr.
Bender: Your letter of September 22, 1994, which was supplemented by letter dated October 5, 1994, describes the financial statements which Technologies Cellular, Inc., presently a subsidiary of Shared Technologies Inc., proposes to include in its initial registration statement on Form SB-2. In lieu of complete audited financial statements of Road and Show Cellular, East ("East"), a significant business effectively acquired by the company on September 30, 1993, the company proposes to include an audited statements of net assets acquired as of September 30, 1993, and statements of revenues and direct expenses for the year and nine months ended on that date. In the circumstances described in your letter, the staff will accept the proposed financial statements East as substantially complying with the requirements of the Form. The company should note, however, that a statement of revenues and direct expenses should include all expenses which are directly related to the acquired business. Such expenses may include, among other things, the costs of advertising, printing, rent, telephone, utilities, security, training, and legal fees which were incurred specifically for the benefit of the acquired business or which are directly connected with its operations. A statement of revenues and direct expenses excludes those costs incurred by an enterprise that benefit, at least in part, businesses other than the acquired business, such as general and administrative expenses. Your letter of October 5 indicates that your firm may not be able to opine that the financial statements of East prepared by the company's management are complete with respect to the direct expenses of the acquired business. The staff would not accept a qualified opinion in that regard. If you have any questions concerning this letter, please call the undersigned at (202)942-2850. Sincerely, that regard. If you have any questions concerning this letter, please call the undersigned at (202)942-2850. Sincerely,
/s/ Robert A.  Bayless  Chief
Accountant Robert A. Bayless Chief Accountant